Exhibit 99.1
Tillys, Inc. Announces Appointment of Hezy Shaked as its President and Chief Executive Officer, Removing Interim Tag

Irvine, CA – September 12, 2024 – Tilly’s, Inc. (NYSE: TLYS, the “Company”) today announced that on September 11, 2024, its Board of Directors appointed Hezy Shaked, the Company’s co-founder and Executive Chairman of the Board, as its President and Chief Executive Officer.
“As the co-founder of this 42-year-old company, there is no one who cares about it more deeply than I do,” said Hezy Shaked. “I remain fully committed and enthusiastic about making every effort to improve our business.”
Mr. Shaked had been serving as the Company’s Interim President and Chief Executive Officer since January 21, 2024, and served as the Company’s President and Chief Executive Officer previously in its history. Mr. Shaked has spent his tenure as the Company’s Interim President and Chief Executive Officer reviewing all aspects of the business, lending his perspective as the Company’s founder, and utilizing his extensive experience in the retail industry to work towards improving the Company’s operating performance.
About Tillys
Tillys is a leading, destination specialty retailer of casual apparel, footwear, accessories and hardgoods for young men, young women, boys and girls with an extensive selection of iconic global, emerging, and proprietary brands rooted in an active, outdoor and social lifestyle. Tillys is headquartered in Irvine, California and currently operates 247 total stores across 33 states, as well as its website, www.tillys.com.
Forward-Looking Statements
Certain statements in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, statements regarding our current operating expectations in light of historical results, the impacts of inflation and potential recession on us and our customers, including on our future financial condition or operating results, expectations regarding changes in the macro-economic environment, customer traffic, our supply chain, our ability to properly manage our inventory levels, and any other statements about our future cash position, financial flexibility, expectations, plans, intentions, beliefs or prospects expressed by management are forward-looking statements. These forward-looking statements are based on management’s current expectations and beliefs, but they involve a number of risks and uncertainties that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, but not limited to the impact of inflation on consumer behavior and our business and operations, supply chain difficulties, and our ability to respond thereto, our ability to respond to changing customer preferences and trends, attract customer traffic at our stores and online, execute our growth and long-term strategies, expand into new markets, grow our e-commerce business, effectively manage our inventory and costs, effectively compete with other retailers, attract talented employees, or enhance awareness of our brand and brand image, general consumer spending patterns and levels, including changes in historical spending patterns, the markets generally, our ability to satisfy our financial obligations, including under our credit facility and our leases, and other factors that are detailed in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”), including those detailed in the section titled “Risk Factors” and in our other filings with the SEC, which are available on the SEC’s website at www.sec.gov and on our website at www.tillys.com under the heading “Investor Relations”. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. We do not undertake any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. This release should be read in conjunction with our financial statements and notes thereto contained in our Form 10-K.

Investor Relations Contact:
Michael L. Henry
Executive Vice President, Chief Financial Officer
(949) 609-5599, ext. 17000
irelations@tillys.com

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